Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Transaction Systems Architects, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip G. Heasley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2006	By:	/s/ PHILIP G. HEASLEY
Philip G. Heasley
President, Chief Executive Officer and Director